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                                                                 Exhibit 10.28

                                PROMISSORY NOTE

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Principal   Loan Date    Maturity   Loan No  Call  Collateral   Account  Officer  Initials
$32,150.00  05-20-1999  05-20-2002  RNRF3126                   RNRF3126  07672
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower: DISPLAY ARTS INC. (TIN: 631031415)
          1425 ELM HILL PIKE
          NAHSVILLE, TN 37210

Lender:   First American National Bank
          Plus Park
          Fourth and Union
          First American Center
          Nashville, TN 37237-4502

================================================================================
Principal Amount: $32,150.00  Interest Rate: 9.500%  Date of Note: May 20, 1999

PROMISE TO PAY: DISPLAY ARTS INC. ("Borrower") promises to pay to First American National Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Thirty Two Thousand One Hundred Fifty & 00/100 Dollars ($32,150.00), together with interest at the rate of 9.500% per annum on the unpaid principal balance from May 20, 1999, until paid in full.

PAYMENT. Borrower will pay this loan in 36 payments of $1,032.27 each payment. Borrower's first payment is due June 20, 1999, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 20,2002, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result on Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time statement made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrowers property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the interest rate on this Note to 24.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate), but in no event at an effective total interest rate on this Note greater than the rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not here is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Tennessee. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Davidson County, the State of Tennessee. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the state of Tennessee.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment of Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LOAN CHARGES. Borrower is obligated to Lender for loan charge(s) equaling in the aggregate 4% (or such lesser amount as is permitted by applicable law) of that portion of the principal indebtedness evidenced by this Note that is not derived from a payment, renewal, or refinancing of a prior indebtedness of Borrower to Lender or an affiliate of Lender, but such loan charges shall be due and owing only to the extent of (i) actual closing costs, including reasonable attorney's fees, and Lender's standard document preparation fees for similar extensions of credit, incurred in connection with this Note and with any extensions, renewals, and refinancing hereof; and (ii) Lender's then-standard prepayment fee, in the event this Note or any extension, renewal, or refinancing is prepaid in whole or in part. Subject to the foregoing limits, Borrower's obligations under this paragraph shall survive the full payment or satisfaction of this Note by means of any subsequent extensions of credit from Lender. The Loan charges described and limited in this paragraph shall not include filing and recording fees and taxes, costs of collection, delinquency charges, and any credit-related insurance otherwise required in connection herewith..

RELATED DOCUMENTS. The words "Related Documents", as used herein, shall mean and include, without limitation, all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with this Note or the indebtedness evidences thereby, or in connection with any other indebtedness or obligation of Borrower to Lender.

ADDITIONAL DEFAULT PROVISIONS. The following are hereby added as additional events of default: (i) any representatives or statement made or furnished to Lender by Borrower or on Borrower's behalf that is incorrect in any material respect either now or at the time made or furnished, (ii) any default under a Related Document, as defined herein. (iii) Any Borrower, endorser, or surety dies. (iv) Borrower fails to provide timely financial information to Lender when requested, but in no event less frequently than annually.

ENTIRE AGREEMENT. This Note together with any Related Documents represents the entire agreement between Borrower and Lender concerning the subject matter and all prior oral discussions and agreements are merged herein.

SETOFF RIGHTS. In the event of a default under this Note, Lender shall have a right of setoff against any and all present and future accounts of Borrower held at Lender, including without limitation joint accounts, to the full extent of any amount owing by Borrower to Lender.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loam without the consent of or notice to anyone other than the party with whom the modification is made.